Current Assets and Prepaid Expenses - Schedule of Other Receivables and Current Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
VAT and other tax receivables	$ 4.3	$ 2.8
Inventories	4.3	3.3
Harbor receivable	0.0	10.7
Other receivables	4.1	5.1
Total other receivables and current assets	$ 12.7	$ 21.9